UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

PHOTONIC PRODUCTS GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Legrand Avenue, Northvale, NJ		07647
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 201-767-1910

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Shareholders of Photonic Products Group, Inc. (the “Company”) held on June 2, 2010, the shareholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, providing for the classification of the Company’s Board of Directors into three classes with staggered three year terms of office.
On June 9, 2010, the Board of Directors (a) approved a Restated Certificate of Incorporation incorporating all amendments through that date and (b) adopted an amendment to Section 3.5 of the Company’s By-laws to conform to the new staggered board provisions.  The Company’s Restated Certificate of Incorporation and By-laws, as amended, are attached hereto as Exhibits 3.1 and 3.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
3.1 Restated Certificate of Incorporation of Photonic Products Group, Inc., adopted June 9, 2010.
3.2 By-laws of Photonic Products Group, Inc., adopted June 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTONIC PRODUCTS GROUP, INC.

Date: June 15, 2010	By:	/s/ William J. Foote
William J. Foote
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of Photonic Products Group, Inc., dated June 9, 2010.
3.2	By-laws of Photonic Products Group, Inc., dated June 9, 2010.